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                                                                    Exhibit 23.1
                        CONSENT OF INDEPENDENT AUDITORS

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement under the Securities Act of 1933 of our reports dated August 13, 1996 included in the Form 10-K of The Estee Lauder Companies Inc. for the year ended June 30, 1996 and to all references to our Firm included in this Registration Statement.

                                                /s/ ARTHUR ANDERSEN LLP
                                          -----------------------------------
                                                    Arthur Andersen LLP

New York, N.Y.
February 10, 1997